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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 22, 2004


                              PLATO LEARNING, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


Delaware                               0-20842                        36-3660532
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(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                         Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                               55437
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (952) 832-1000
                                                    --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).




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ITEM 7.01. REGULATION FD DISCLOSURE.

On November 22, 2004, we issued a press release, attached hereto as Exhibit 99.1, announcing that our fourth quarter and fiscal year 2004 results will be issued at market close on December 15, 2004, instead of the previously announced date of December 2, 2004. We also reaffirmed the updated fourth quarter 2004 guidance previously issued on November 10, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1: Press Release dated November 22, 2004.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 22, 2004.

                                                    PLATO LEARNING, INC.

                                                 By /s/ Laurence L. Betterley
                                                    ---------------------------
                                                    Laurence L. Betterley
                                                    Vice President, Finance and
                                                    Chief Financial Officer




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